UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2016

EXTRACTION OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 37907	46-1473923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 5300

Denver, Colorado 80202

(Address of Principal Executive Offices)

(720) 557-8300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On December 5, 2016, Extraction Oil & Gas, Inc. (the “Company”) announced the posting of a new investor presentation to its website. The investor presentation may be viewed on the Company’s website (www.extractionog.com) by selecting “Investors,” then “News and Events.”

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 5, 2016

EXTRACTION OIL & GAS, INC.

By:	/s/ Russell T. Kelley, Jr.
Russell T. Kelley, Jr.
Chief Financial Officer

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